                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 OR 15(d) of
                          The Securities Act of 1934


      Date of Report (Date of earliest event reported):  October 13, 1999


                          NEUROMEDICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                     0-26984                      13-3526980
(State or other            (Commission File No.)           (I.R.S. Employer
  jurisdiction                                            Identification No.)
of incorporation)


    10 Mountain View Road, Suite C-100
         Upper Saddle River, NJ                                07458-1933
  (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code: (201) 934-0660

ITEM 5.  Other Events.
----------------------

     Neuromedical Systems, Inc. (the "Company") hereby files under Form 8-K portions of the Company's monthly operating report for September of 1999 as filed on October 13, 1999 with the United States Trustee's Office and the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court" and such report, the "Monthly Report"). Attachments to the Monthly Report as filed with the Bankruptcy Court may be obtained upon request to the Company at the address set forth on the cover page to this Form 8-K or through the Bankruptcy Court at 824 North Market Street, Wilmington, DE 19801.

     On March 30, 1999, counsel for the Company, submitted a letter to the Securities and Exchange Commission (the "SEC") requesting that the SEC staff confirm that it would not recommend any SEC enforcement against the Company if, in lieu of the Company's periodic reports required under the Securities Exchange Act of 1934, the Company filed with the SEC under Form 8-K copies of its Monthly Reports within fifteen calendar days following the submission of such Monthly Reports to the Bankruptcy Court.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this 25th day of October, 1999.

                                  NEUROMEDICAL SYSTEMS, INC.


                                  By:  /s/ Thomas McFarland
                                       ---------------------------------
                                       Thomas McFarland
                                       Acting Chief Financial Officer

                               Acc Balance Sheet

                                ACCRUAL BASIS-2
                           COMPARATIVE BALANCE SHEET
                                 THIRD QUARTER

------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                  MONTH              MONTH               MONTH
                                                            ------------------------------------------------------------
                                                                        JULY               AUGUST            SEPTEMBER
------------------------------------------------------------------------------------------------------------------------
      1  CASH                                                         3,607,473           3,175,989          3,499,457
------------------------------------------------------------------------------------------------------------------------
      2  ACCOUNTS RECEIVABLE, NET                                       185,049               1,969             86,595
------------------------------------------------------------------------------------------------------------------------
      3  INVENTORY
------------------------------------------------------------------------------------------------------------------------
      4  NOTES RECEIVABLE
------------------------------------------------------------------------------------------------------------------------
      5  PREPAID EXPENSES                                               714,316             712,693            214,399
------------------------------------------------------------------------------------------------------------------------
      6  OTHER (ATTACH LIST)                                          7,000,000           5,950,000          8,575,000
------------------------------------------------------------------------------------------------------------------------
      7  TOTAL CURRENT ASSETS                                        11,506,838           9,840,651         12,375,451
------------------------------------------------------------------------------------------------------------------------
      8  PROPERTY, PLANT & EQUIPMENT                                 19,047,177          19,047,177         18,927,777
------------------------------------------------------------------------------------------------------------------------
      9  LESS: ACCUMULATED DEPRECIATION/DEPLETION                   (18,757,733)        (18,757,733)       (18,757,733)
------------------------------------------------------------------------------------------------------------------------
     10  NET PROPERTY, PLANT & EQUIPMENT                                289,444             289,444            170,044
------------------------------------------------------------------------------------------------------------------------
     11  DUE FROM AFFILIATES & INSIDERS                                  74,566              44,776             44,977
------------------------------------------------------------------------------------------------------------------------
     12  INTANGIBLES                                                   (270,700)           (270,700)          (270,700)
------------------------------------------------------------------------------------------------------------------------
     13  OTHER (ATTACH LIST)                                             53,635              53,635             53,635
------------------------------------------------------------------------------------------------------------------------
     14  TOTAL ASSETS                                                11,653,783           9,957,806         12,373,407
------------------------------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
     15  ACCOUNTS PAYABLE                                                57,764              58,263              8,482
------------------------------------------------------------------------------------------------------------------------
     16  TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------
     17  NOTES PAYABLE
------------------------------------------------------------------------------------------------------------------------
     18  PROFESSIONAL FEES                                              415,852
------------------------------------------------------------------------------------------------------------------------
     19  SECURED DEBT
------------------------------------------------------------------------------------------------------------------------
     20  DUE TO AFFILIATES & INSIDERS                                    11,104              13,625              5,370
------------------------------------------------------------------------------------------------------------------------
     21  OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
     22  TOTAL POSTPETITION LIABILITIES                                 484,720              71,888             13,852
------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
     23  SECURED DEBT                                                 2,926,239           2,866,239          2,866,239
------------------------------------------------------------------------------------------------------------------------
     24  PRIORITY DEBT
------------------------------------------------------------------------------------------------------------------------
     25  UNSECURED DEBT
------------------------------------------------------------------------------------------------------------------------
     26  OTHER (ATTACH LIST)                                          2,866,301           2,855,723          2,827,957
------------------------------------------------------------------------------------------------------------------------
     27  TOTAL PREPETITION LIABILITIES                                5,792,540           5,721,962          5,694,196
------------------------------------------------------------------------------------------------------------------------
     28  TOTAL LIABILITIES                                            6,277,260           5,793,850          5,708,048
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
     29  OWNERS' PREPETITION EQUITY                                     (86,028)            (86,028)           (86,028)
------------------------------------------------------------------------------------------------------------------------
     30  POSTPETITION CUMULATIVE PROFIT OR (LOSS)                     5,462,551           4,249,984          6,751,387
------------------------------------------------------------------------------------------------------------------------
     31  TOTAL EQUITY (DEFICIT)                                       5,376,523           4,163,956          6,665,359
------------------------------------------------------------------------------------------------------------------------
     32  TOTAL LIABILITIES & OWNERS' EQUITY                          11,653,783           9,957,806         12,373,407
------------------------------------------------------------------------------------------------------------------------

                                ACCRUAL BASIS-2
                  COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                               3RD QUARTER 1999

-------------------------------------------------------------------------------------
                                                  MONTH         MONTH         MONTH
                                            -----------------------------------------
                                                   JULY         AUGUST      SEPTEMBER
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
LINE 5  PREPAIDS:
-------------------------------------------------------------------------------------
        A/R EXCHANGE - REVIEW STATIONS
-------------------------------------------------------------------------------------
        PREPAID EXPENSES                          637,542       637,542       125,654
-------------------------------------------------------------------------------------
        PREPAID INSURANCE                          56,460        55,116        54,768
-------------------------------------------------------------------------------------
        EMPLOYEE RECEIVABLES                        3,906         3,627         3,628
-------------------------------------------------------------------------------------
        INTEREST RECEIVABLE - OTHER
-------------------------------------------------------------------------------------
        SECURITY DEPOSITS SHORT TERM               16,408        16,408        30,349
-------------------------------------------------------------------------------------
                              TOTAL PREPAIDS      714,316       712,693       214,399
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
LINE 6  OTHER
-------------------------------------------------------------------------------------
        INVESTMENTS HELD FOR SALE               7,000,000                   8,575,000
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
LINE 11 DUE FROM AFFILIATES AND INSIDERS:
-------------------------------------------------------------------------------------
        ISRAEL                                 13,695,196    11,934,768    11,934,767
-------------------------------------------------------------------------------------
        NETHERLANDS                             1,983,006
-------------------------------------------------------------------------------------
        EUROPE                                  4,766,149
-------------------------------------------------------------------------------------
        ACE
-------------------------------------------------------------------------------------
        HONGKONG
-------------------------------------------------------------------------------------
        AUSTRALIA
-------------------------------------------------------------------------------------
        ASIA PACIFIC
-------------------------------------------------------------------------------------
        OVERSEAS HOLDING                           50,000        50,000        50,000
-------------------------------------------------------------------------------------
        OVERSEAS GROUP                             50,000        50,000        50,000
-------------------------------------------------------------------------------------
        RESERVE FOR UNCOLLECTIBLE
        INTERCOMPANY OBLIGATIONS              (20,514,353)  (12,034,768)  (12,034,768)
-------------------------------------------------------------------------------------
        PAUL SOHMER                                44,568        44,776        44,978
-------------------------------------------------------------------------------------
            DUE FROM AFFILIATES AND INSIDERS       74,566        44,776        44,977
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
LINE 13 OTHER:
-------------------------------------------------------------------------------------
        SECURITY DEPOSITS LONG TERM                53,635        53,635        53,635
-------------------------------------------------------------------------------------
                                 TOTAL OTHER       53,635        53,635        53,635
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
LINE 26 OTHER:
-------------------------------------------------------------------------------------
        ACCOUNTS PAYABLE                          923,082       913,809       913,809
-------------------------------------------------------------------------------------
        NOTE PAYABLE - BIRD FOUNDATION            120,096       120,096       120,096
-------------------------------------------------------------------------------------
        INTERCOMPANY A/P - HONGKONG
-------------------------------------------------------------------------------------
        ACCRUED COMPENSATION                      645,100       645,100       645,100
-------------------------------------------------------------------------------------
        ACCRUED VACATION                          129,923       128,618       100,852
-------------------------------------------------------------------------------------
        ACCRUED ADVERTISING
-------------------------------------------------------------------------------------
        ACCRUED AUDIT                              32,960        32,960        32,960
-------------------------------------------------------------------------------------
        ACCRUED CONSULTING                         76,500        76,500        76,500
-------------------------------------------------------------------------------------
        ACCRUED INTEREST                           47,133        47,133        47,133
-------------------------------------------------------------------------------------
        ACCRUED LEGAL                              88,064        88,064        88,064
-------------------------------------------------------------------------------------
        ACCRUED MISCELLANEOUS                     101,256       101,256       101,256
-------------------------------------------------------------------------------------
        ACCRUED OTHER                              39,185        39,185        39,185
-------------------------------------------------------------------------------------
        ACCRUED TAXES                              54,737        54,737        54,737
-------------------------------------------------------------------------------------
        ACCRUED RESTRUCTURING                     608,265       608,265       608,265
-------------------------------------------------------------------------------------
        ACCRUED PAYROLL TAXES
-------------------------------------------------------------------------------------
        ACCRUED PENSION PLAN PAYABLE
-------------------------------------------------------------------------------------
        ACCRUED SALES TAX PAYABLE                       -             -             -
-------------------------------------------------------------------------------------
                                 TOTAL OTHER    2,866,301     2,855,723     2,827,957
-------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------

        -----------------------------------------------------------------------------
LINE 30 POSTPETITION CUMULATIVE PROFIT OR
        LOSS
        -----------------------------------------------------------------------------
        CUMULATIVE RESULTS OF OPERATION         7,912,551     7,749,984     7,626,387
        -----------------------------------------------------------------------------
        UNREALIZED GAIN (LOSS) ON              (2,450,000)   (3,500,000)     (875,000)
        INVESTMENTS HELD FOR SALE
        -----------------------------------------------------------------------------
                                       TOTAL    5,462,551     4,249,984     6,751,387
        -----------------------------------------------------------------------------

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                                 THIRD QUARTER

--------------------------------------------------------------------------------------------------------------------
REVENUES                                                             MONTH              MONTH               MONTH
                                                         -----------------------------------------------------------
                                                                     JULY               AUGUST             SEPTEMBER
--------------------------------------------------------------------------------------------------------------------
          1  GROSS REVENUES                                           46,640             25,164               13,538
--------------------------------------------------------------------------------------------------------------------
          2  LESS: RETURNS & DISCOUNTS
--------------------------------------------------------------------------------------------------------------------
          3  NET REVENUE                                              46,640             25,164               13,538
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
          4  BEGINNING INVENTORY                                                                                   -
--------------------------------------------------------------------------------------------------------------------
          5  ADD: PURCHASES
--------------------------------------------------------------------------------------------------------------------
          6  LESS: ENDING INVENTORY                                                           -                    -
--------------------------------------------------------------------------------------------------------------------
          7               COST OF GOODS SOLD                               -                  -                    -
--------------------------------------------------------------------------------------------------------------------
          8  GROSS PROFIT                                             46,640             25,164               13,538
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
          9  OFFICER/INSIDER COMPENSATION                            131,482             29,166               76,346
--------------------------------------------------------------------------------------------------------------------
         10  DIRECT LABOR/SALARIES                                    36,901             41,166               18,821
--------------------------------------------------------------------------------------------------------------------
         11  PAYROLL TAXES                                             5,018              3,483                2,557
--------------------------------------------------------------------------------------------------------------------
         12  RENT & LEASE EXPENSE                                     15,933                385               21,029
--------------------------------------------------------------------------------------------------------------------
         13  INSURANCE                                                36,013             43,409               (1,751)
--------------------------------------------------------------------------------------------------------------------
         14  DEPRECIATION/DEPLETION/AMORTIZATION
--------------------------------------------------------------------------------------------------------------------
         15  GENERAL & ADMINISTRATIVE                                  1,000              1,522                1,482
--------------------------------------------------------------------------------------------------------------------
         16  OTHER (ATTACH LIST)                                      25,945             30,554               16,665
--------------------------------------------------------------------------------------------------------------------
         17  TOTAL OPERATING EXPENSES                                252,292            149,685              135,149
--------------------------------------------------------------------------------------------------------------------
         18  OPERATING INCOME                                       (205,652)          (124,521)            (121,611)
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
         19  OTHER INCOME (ATTACH LIST)                               12,220             74,390                9,374
--------------------------------------------------------------------------------------------------------------------
         20  OTHER EXPENSES (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
         21  INTEREST EXPENSE                                        (42,468)              (154)
--------------------------------------------------------------------------------------------------------------------
         22  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
         23  NET OTHER INCOME & EXPENSES                             (30,248)            74,236                9,374
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
         24  PROFESSIONAL FEES                                       415,852            112,282                6,360
--------------------------------------------------------------------------------------------------------------------
         25  U.S. TRUSTEE FEES                                                                                 5,000
--------------------------------------------------------------------------------------------------------------------
         26  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
         27  TOTAL REORGANIZATION EXPENSES                           415,852            112,282               11,360
--------------------------------------------------------------------------------------------------------------------
         28  INCOME TAX
--------------------------------------------------------------------------------------------------------------------
         29  NET PROFIT (LOSS)                                      (651,752)          (162,567)            (123,597)
--------------------------------------------------------------------------------------------------------------------

                               ACCRUAL BASIS-3
                               INCOME STATEMENT
                               3RD QUARTER 1999
                               ----------------

----------------------------------------------------------------------------------------------------------
                                                                 MONTH            MONTH            MONTH
                                                       ---------------------------------------------------
                                                                 JULY            AUGUST          SEPTEMBER
----------------------------------------------------------------------------------------------------------
LINE 16    OTHER EXPENSES:
----------------------------------------------------------------------------------------------------------
           LIFE AND HEALTH INSURANCE
----------------------------------------------------------------------------------------------------------
           TRAVEL AND ENTERTAINMENT                               3,373            2,482              (264)
----------------------------------------------------------------------------------------------------------
           DUES AND SUBSCRIPTIONS                                                    (45)
----------------------------------------------------------------------------------------------------------
           RELOCATION COSTS
----------------------------------------------------------------------------------------------------------
           REPAIRS AND MAINTENANCE                                                   562             1,534
----------------------------------------------------------------------------------------------------------
           FREIGHT AND DELIVERIES                                 2,168            1,087               217
----------------------------------------------------------------------------------------------------------
           COMPUTER EXPENSES                                        670              670                75
----------------------------------------------------------------------------------------------------------
           EQUIPMENT LEASING                                      2,187            3,686             2,963
----------------------------------------------------------------------------------------------------------
           AUTO EXPENSES                                                                               (20)
----------------------------------------------------------------------------------------------------------
           PAYROLL FEES                                           5,292              330               187
----------------------------------------------------------------------------------------------------------
           CLINICAL TRIALS
----------------------------------------------------------------------------------------------------------
           CONSULTANTS
----------------------------------------------------------------------------------------------------------
           CONTRACTED SERVICES                                      875            7,600             7,126
----------------------------------------------------------------------------------------------------------
           LEGAL - REFUND FROM INSURANCE CO.
----------------------------------------------------------------------------------------------------------
           SUPPLIES AND MOVING                                    1,476            3,587             1,636
----------------------------------------------------------------------------------------------------------
           TELEPHONE AND COMMUNICATIONS                          10,515           10,366             3,064
----------------------------------------------------------------------------------------------------------
           TAXES AND FEES                                          (611)             229               147
----------------------------------------------------------------------------------------------------------
           ASSET WRITE DOWN
----------------------------------------------------------------------------------------------------------
           OTHER LEGAL
----------------------------------------------------------------------------------------------------------
           ROYALTIES
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                    TOTAL OTHER EXPENSE          25,945           30,554            16,665
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
LINE 19    OTHER INCOME:
----------------------------------------------------------------------------------------------------------
           SALE OF EQUIPMENT                                                      10,000
----------------------------------------------------------------------------------------------------------
           MANAGEMENT FEES-AUSTRALIA                                              54,230
----------------------------------------------------------------------------------------------------------
           INTERCOMPANY SETTLEMENT
----------------------------------------------------------------------------------------------------------
           INTEREST                                              12,220           10,160             9,374
----------------------------------------------------------------------------------------------------------
                                     TOTAL OTHER INCOME          12,220           74,390             9,374
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

LINE 22    OTHER :
----------------------------------------------------------------------------------------------------------
           PENALTY FOR EARLY EXTINGUISHMENT
----------------------------------------------------------------------------------------------------------
           OF DEBT
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                            TOTAL OTHER               -                -                 -
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                 Cash Summary


Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:
---------------------------------------------------------------------------------------------
                                                    MONTH            MONTH           MONTH
                                                ---------------------------------------------
                                                     JULY            AUGUST        SEPTEMBER
          -----------------------------------------------------------------------------------
          -----------------------------------------------------------------------------------
           Checking                                   96,979         228,142          604,183
          -----------------------------------------------------------------------------------
           Money Market                            3,481,839       2,803,745        2,812,870
          -----------------------------------------------------------------------------------
           Payroll                                    16,913         132,314           70,569
          -----------------------------------------------------------------------------------
           Morgan Stanley Dean Witter                  8,527           8,563            8,597
          -----------------------------------------------------------------------------------
           Merrill Lynch                                 561             561              561
          -----------------------------------------------------------------------------------
           Certificates of Deposit                        61              61               61
          -----------------------------------------------------------------------------------
           Citifunds                                   2,593           2,603            2,615
          -----------------------------------------------------------------------------------
           Investment                                      -
          -----------------------------------------------------------------------------------
                     TOTAL                         3,607,473       3,175,989        3,499,457
---------------------------------------------------------------------------------------------

                                   Cash Stmt

Debtor:  Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.:  99-703 (PJW)
THIRD QUARTER

----------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS                                 MONTH              MONTH             MONTH
                                                             ---------------------------------------------------
                                                                JULY              AUGUST           SEPTEMBER
----------------------------------------------------------------------------------------------------------------
      1  CASH - BEGINNING OF MONTH                               4,046,151          3,607,473          3,175,989
----------------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------------
      2  CASH SALES
----------------------------------------------------------------------------------------------------------------
      3  ACCOUNTS RECEIVABLE COLLECTIONS                            97,451            208,239             48,313
----------------------------------------------------------------------------------------------------------------
      4  LOANS & ADVANCES
----------------------------------------------------------------------------------------------------------------
      5  SALE OF ASSETS                                                                10,000
----------------------------------------------------------------------------------------------------------------
      6  LEASE & RENTAL INCOME
----------------------------------------------------------------------------------------------------------------
      7  WAGES
----------------------------------------------------------------------------------------------------------------
      8  OTHER (ATTACH LIST)                                       109,598            106,498            502,928
----------------------------------------------------------------------------------------------------------------
      9  TOTAL RECEIPTS                                            207,049            324,737            551,241
----------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------
     10  NET PAYROLL                                                67,522             47,687             84,694
----------------------------------------------------------------------------------------------------------------
     11  PAYROLL TAXES PAID                                        125,154             24,912             49,051
----------------------------------------------------------------------------------------------------------------
     12  SALES, USE & OTHER TAXES PAID
----------------------------------------------------------------------------------------------------------------
     13  INVENTORY PURCHASES
----------------------------------------------------------------------------------------------------------------
     14  MORTGAGE PAYMENTS
----------------------------------------------------------------------------------------------------------------
     15  OTHER SECURED NOTE PAYMENTS                                35,522            105,576
----------------------------------------------------------------------------------------------------------------
     16  RENTAL & LEASE PAYMENTS                                       402              6,955              1,356
----------------------------------------------------------------------------------------------------------------
     17  UTILITIES                                                  24,213             15,598             14,161
----------------------------------------------------------------------------------------------------------------
     18  INSURANCE                                                  74,720              9,207             52,316
----------------------------------------------------------------------------------------------------------------
     19  VEHICLE EXPENSES
----------------------------------------------------------------------------------------------------------------
     20  TRAVEL                                                      3,000              2,281
----------------------------------------------------------------------------------------------------------------
     21  ENTERTAINMENT
----------------------------------------------------------------------------------------------------------------
     22  REPAIRS & MAINTENANCE                                                                               504
----------------------------------------------------------------------------------------------------------------
     23  SUPPLIES
----------------------------------------------------------------------------------------------------------------
     24  ADVERTISING
----------------------------------------------------------------------------------------------------------------
     25  HOUSEHOLD EXPENSES
----------------------------------------------------------------------------------------------------------------
     26  CHARITABLE CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
     27  GIFTS
----------------------------------------------------------------------------------------------------------------
     28  OTHER (ATTACH LIST)                                       307,415             28,756             11,446
----------------------------------------------------------------------------------------------------------------
     29  TOTAL                                                     637,947            240,973            213,528
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
     30  PROFESSIONAL FEES                                           2,779            515,249              9,244
----------------------------------------------------------------------------------------------------------------
     31  U.S. TRUSTEE FEES                                           5,000                                 5,000
----------------------------------------------------------------------------------------------------------------
     32  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
     33  TOTAL                                                       7,779            515,249             14,244
----------------------------------------------------------------------------------------------------------------
     34  TOTAL DISBURSEMENTS                                       645,727            756,222            227,773
----------------------------------------------------------------------------------------------------------------
     35  NET CASH FLOW                                            (438,678)          (431,484)           323,468
----------------------------------------------------------------------------------------------------------------
     36  CASH - END OF MONTH                                     3,607,473          3,175,989          3,499,457
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
CASH RECEIPTS - OTHER                                          JULY           AUGUST        SEPTEMBER
-----------------------------------------------------------------------------------------------------
           RETURN OF LOC FUNDS FROM LANDLORD                                                  482,818
           ------------------------------------------------------------------------------------------
           COBRA                                               15,413          12,248           9,692
           ------------------------------------------------------------------------------------------
           MANAGEMENT FEES                                                     54,230
           ------------------------------------------------------------------------------------------
           INSURANCE                                            5,400                             762
           ------------------------------------------------------------------------------------------
           NET SETTLEMENT WITH INTERCOMPANY                                    30,000
           ------------------------------------------------------------------------------------------
           REFUND POSTAGE                                         138
           ------------------------------------------------------------------------------------------
           BANK INTEREST                                       87,758           9,952           9,172
           ------------------------------------------------------------------------------------------
           MISCELLANEOUS REFUNDS                                                   69             484
           ------------------------------------------------------------------------------------------
           TAX REFUND                                             889
           ------------------------------------------------------------------------------------------
           TOTAL OTHER CASH RECEIPTS                          109,598         106,498         502,928
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
CASH DISBURSEMENTS - OTHER                                     JULY           AUGUST        SEPTEMBER
-----------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------
           401 K
           ------------------------------------------------------------------------------------------
           CLINICAL TRIAL                                      49,209           9,273
           ------------------------------------------------------------------------------------------
           CORPORATE SERVICES                                   1,000           1,522           1,482
           ------------------------------------------------------------------------------------------
           CONTRACTED SERVICES                                                  7,600           7,126
           ------------------------------------------------------------------------------------------
           OFFICE                                               2,925           3,822           1,297
           ------------------------------------------------------------------------------------------
           PAYROLL SERVICES                                       332           5,053             424
           ------------------------------------------------------------------------------------------
           SHIPPING                                             1,450           1,336           1,117
           ------------------------------------------------------------------------------------------
           BANK FEE                                             2,500             150
           ------------------------------------------------------------------------------------------
           SETTLEMENT SALE                                    250,000
           ------------------------------------------------------------------------------------------
           FILING FEES/LEGAL
           ------------------------------------------------------------------------------------------
           TOTAL OTHER CASH DISBURSEMENTS                     307,415          28,756          11,446
-----------------------------------------------------------------------------------------------------

                                    Page 1